MORRIS PUBLISHING EMERGES FROM BANKRUPTCY

Augusta, Georgia–March 2, 2010–Morris Publishing Group, LLC today announced that it has completed the necessary steps to consummate its prepackaged plan of reorganization, thereby officially marking the Company's emergence from bankruptcy.

William S. Morris III, chairman of Morris Publishing said, “Yesterday, we completed our formal debt restructuring, with Morris Publishing emerging with a significantly de-leveraged balance sheet. I am grateful for the support of all of our lenders, bondholders and professionals who have worked cooperatively, constructively and tirelessly to arrive at this mutual resolution.

"In addition, I want to thank all of our employees, suppliers, advertisers and readers for their patience and dedication during the restructuring process. We can now focus without distraction on our ongoing efforts to improve all facets of our core newspaper business."

Consistent with the plan confirmed by the U.S. Bankruptcy Court on February 17, 2010, approximately $278.5 million principal amount of senior subordinated notes plus accrued and unpaid interest has been cancelled in exchange for $100 million of new secured notes due in 2014.

Concurrent with the exchange of bondholder debt, the Morris family, through its affiliated entities, made a capital contribution to Morris Publishing of approximately
$85 million and repaid approximately $25 million in intercompany debt due Morris Publishing. In addition, Morris Publishing repaid from cash on hand the entire $19.7 million principal amount of Tranche A senior secured debt plus accrued interest.

About Morris Publishing

Morris Publishing Group, LLC is a privately held media company based in Augusta, Ga. Morris Publishing currently owns and operates 13 daily newspapers as well as nondaily newspapers, city magazines and free community publications in the Southeast, Midwest, Southwest and Alaska.

The Company has a concentrated presence in the Southeast, with four signature holdings: The Florida Times-Union (Jacksonville), The Augusta Chronicle,
the Savannah (Ga.) Morning News and the Athens (Ga.) Banner-Herald.

Morris Publishing Group's other nine daily newspapers are: Amarillo (Texas) Globe-News; Bluffton (S.C.) Today; Brainerd (Minn.) Dispatch;
Juneau (Alaska) Empire; Log Cabin Democrat, Conway, Ark.; Lubbock (Texas) Avalanche-Journal; Peninsula Clarion, Kenai, Alaska;
The St. Augustine (Fla.) Record; The Topeka (Kan.) Capital-Journal.

For more information, visit our Web sites, www.morris.com and www.morrisrestructures.com.

Contact:
Craig Mitchell
Senior Vice President of Finance
Morris Communications Company, LLC
706-823-3236

Forward-Looking Statement
This press release contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,”
 “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this press release, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and while we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Accordingly, you should not place undue reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date on which the statements were made. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.